Exhibit 10.14
AMENDMENT NO. 1
TO CERTAIN
RESTRICTED STOCK UNIT AWARD AGREEMENTS

WHEREAS, The Progressive Corporation (the “Company”) entered into the following agreements (collectively, the “Agreements”) on the dates indicated below with Susan P Griffith (“Participant”) to grant to Participant awards (collectively, the “Awards”) of time-based and performance-based restricted stock units (collectively, the “Units”), pursuant to, and subject to, the terms of The Progressive Corporation 2015 Equity Incentive Plan (the “Plan”);

1.	Restricted Stock Unit Award Agreement (2020 Performance-Based Award – Performance versus Market), dated March 19, 2020
1.	Restricted Stock Unit Award Agreement (2021 Performance-Based Award – Performance versus Market), dated March 18, 2021
1.	Restricted Stock Unit Award Agreement (2022 Performance-Based Award – Performance versus Market), dated March 17, 2022
1.	Restricted Stock Unit Award Agreement (2023 Performance-Based Award – Performance versus Market), dated March 20, 2023
1.	Restricted Stock Unit Award Agreement (2021 Performance-Based Award – Investment Results), dated March 18, 2021
1.	Restricted Stock Unit Award Agreement (2022 Performance-Based Award – Investment Results), dated March 17, 2022
1.	Restricted Stock Unit Award Agreement (2023 Performance-Based Award – Investment Results), dated March 20, 2023
1.	Restricted Stock Unit Award Agreement (2019 Time-Based Award), dated March 14, 2019
1.	Restricted Stock Unit Award Agreement (2020 Executive Officer Time-Based Award), dated March 19, 2020
1.	Restricted Stock Unit Award Agreement (2021 Time-Based Award), dated March 18, 2021
1.	Restricted Stock Unit Award Agreement (2022 Time-Based Award), dated March 17, 2022
1.	Restricted Stock Unit Award Agreement (2023 Time-Based Award), dated March 20, 2023

WHEREAS, Agreement numbers 1 through 4 above are collectively referred to as the “PB Market Award Agreements,” Agreement numbers 5 through 7 above are collectively referred to as the “PB Investment Award Agreements,” and Agreement numbers 8 through 12 above are collectively referred to as the “Time-Based Award Agreements”;

WHEREAS, the Company has determined that this amendment (the “Amendment”) of each of the Agreements is necessary or appropriate to ensure that, if any of the Units become vested, delivery of shares of common stock of the Company to Participant under each of the Agreements shall comply with applicable law, including, without limitation, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

WHEREAS, the Participant consents to the Amendment in accordance with Section 12 of the Plan;
NOW THEREFORE, the Company and the Participant hereby acknowledge and agree to amend each of the Agreements as provided herein.

1. Paragraph 11 of each of the PB Market Award Agreements is amended by adding the following provision to the end of such paragraph as follows:

Notwithstanding any provision of the Plan or this Agreement to the contrary, however, delivery of shares of Stock under this Agreement shall be delayed if the Committee reasonably anticipates, based on notice from the Company, that delivery of Stock will violate Federal securities laws or other applicable laws; provided that the Company shall deliver Stock pursuant to the provisions of the Plan and this Agreement at the earliest date at which the Committee reasonably believes, based on notice from the Company, that such delivery will not cause such violation.
2. Paragraph 10 of each of the PB Investment Award Agreements is amended by adding the following provision to the end of such paragraph as follows:
Notwithstanding any provision of the Plan or this Agreement to the contrary, however, delivery of shares of Stock under this Agreement shall be delayed if the Committee reasonably anticipates, based on notice from the Company, that delivery of Stock will violate Federal securities laws or other applicable laws; provided that the Company shall deliver Stock pursuant to the provisions of the Plan and this Agreement at the earliest date at which the Committee reasonably believes, based on notice from the Company, that such delivery will not cause such violation.
3. Paragraph 9 of each of the Time-Based Award Agreements is amended by adding the following provision to the end of such paragraph as follows:
Notwithstanding any provision of the Plan or this Agreement to the contrary, however, delivery of shares of Stock under this Agreement shall be delayed if the Committee reasonably anticipates, based on notice from the Company, that delivery of Stock will violate Federal securities laws or other applicable laws; provided that the Company shall deliver Stock pursuant to the provisions of the Plan and this Agreement at the earliest date at which the Committee reasonably believes, based on notice from the Company, that such delivery will not cause such violation.
4. In all other respects, each of the Agreements and the Plan are unchanged.
5. Participant acknowledges receiving a copy of this Amendment, and hereby agrees to be bound by the terms of the Amendment, and further agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee relating to the Plan and each of the Agreements as amended by this Amendment. Execution and delivery of this Amendment may be accomplished through electronic means.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date of the last signature below.

THE PROGRESSIVE CORPORATION

By:     /s/ Daniel Mascaro
Vice President & Secretary
Date:         11/16/2023

    /s/ Susan Patricia Griffith
Susan P Griffith
Date:         11/16/2023
Signature Page to Amendment No. 1 to Certain Restricted Stock Unit Award Agreements